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                              TCF FINANCIAL CORPORATION
                                      EXHIBIT 21
                              Subsidiaries of Registrant
                                 (As of May 20, 1997)

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                                                                     NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                                  STATE OF INCORPORATION   DOES BUSINESS

TCF Financial Insurance                     Illinois                 TCF Financial Insurance Agency
Agency Illinois, Inc.                                                Illinois, Inc.
                                                                     TCF Insurance

TCF Financial Insurance                     Minnesota                TCF Financial Insurance Agency
Agency Wisconsin, Inc.                                               Wisconsin, Inc.
                                                                     TCF Insurance

TCF Financial Insurance Agency              Minnesota                TCF Financial Insurance Agency
Michigan, Inc.                                                       Michigan, Inc.
                                                                     TCF Insurance
                                                                     GLB Agency

TCF Financial Insurance Agency, Inc.        Minnesota                TCF Financial Insurance
                                                                     Agency, Inc.
                                                                     TCF Insurance

GLB Financial Insurance Agency              Ohio                     GLB Financial Insurance Agency Ohio, Inc.
Ohio, Inc.
(fka: WNL Insurance Agency of Ohio)

TCF Securities, Inc.                        Minnesota                TCF Securities, Inc.
                                                                     GLB Securities (MI)

TCF Foundation                              Minnesota                TCF Foundation

TCF Minnesota Financial Services, Inc.      Minnesota                TCF Minnesota Financial Services, Inc.

Twin City/Burnet, Inc.                      Minnesota                Twin City/Burnet, Inc.

Asset Quality Consultants, Inc.             Minnesota                Asset Quality Consultants, Inc.

TCF National Bank Minnesota                 United States            TCF National Bank Minnesota

TCF Consumer Financial Services, Inc.       Minnesota                TCF Consumer Financial Services, Inc.
                                                                     TCF Financial Services

TCF Mortgage Corporation                    Minnesota                TCF Mortgage Corporation

TCFMC Holding Co.                           Minnesota                TCFMC Holding Co,

TCF Financial Services, Inc.                Minnesota                TCF Financial Services, Inc.

TCF Management Corporation                  Minnesota                TCF Management Corporation

MKP, Inc.                                   Minnesota                MKP, Inc.

NUM, Inc.                                   Minnesota                NUM, Inc.

North Star Title, Inc.                      Minnesota                North Star Title, Inc.

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                                                                     NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                                  STATE OF INCORPORATION   DOES BUSINESS

North Star Real Estate Services, Inc.       Minnesota                North Star Real Estate Services, Inc.

TCF Agency Minnesota, Inc.                  Minnesota                TCF Agency Minnesota, Inc.
                                                                     TCF Agency Minnesota
                                                                     TCF Insurance Agency Minnesota, Inc. (UT)

TCF Agency Mississippi, Inc.                Mississippi              TCF Agency Mississippi, Inc.
                                                                     TCF Agency Mississippi

TCF Agency Insurance Services, Inc.         Minnesota                TCF Agency Insurance Services, Inc.

TCF National Properties, Inc.               Minnesota                TCF National Properties, Inc.

TCF New York Investment, Inc.               Minnesota                TCF New York Investments, Inc.

TCF Qwik, Inc.                              New York                 TCF Qwik, Inc.

TCF Wisk, Inc.                              New York                 TCF Wisk, Inc.

TCF Bolt, Inc.                              New York                 TCF Bolt, Inc.

TCF Jump, Inc.                              New York                 TCF Jump, Inc.

TCF Sped, Inc.                              New York                 TCF Sped, Inc.

TCF Real Estate Financial Services, Inc.    Minnesota                TCF Real Estate Financial Services, Inc.

TCF National Bank Wisconsin                 United States            TCF National Bank Wisconsin

Republic Capital Funding Corp. I            Wisconsin                Republic Capital Funding Corp. I

TCF Agency Wisconsin, Inc.                  Wisconsin                TCF Agency Wisconsin, Inc.

TCF National Bank Illinois                  United States            TCF National Bank Illinois

TCF Agency Illinois, Inc.                   Illinois                 TCF Agency Illinois, Inc.

Great Lakes National Bank                   United States            Great Lakes National Bank Michigan
Michigan

GLB Service Corporation II                  Michigan                 GLB Service Corporation II

Lakeland Group Insurance Agency, Inc.       Michigan                 Lakeland Group Insurance Agency, Inc.

401 Service Corporation                     Michigan                 401 Service Corporation

GLB Properties, Inc.                        Michigan                 GLB Properties, Inc.

Great Lakes Mortgage Company                Michigan                 Great Lakes Mortgage Company

GLB Management Company                      Michigan                 GLB Management Company

Great Lakes National Bank Ohio              United States            Great Lakes National Bank Ohio

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                                                                     NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                                  STATE OF INCORPORATION   DOES BUSINESS

TCF Colorado Corporation                    Colorado                 TCF Colorado Corporation

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